EXHIBIT 10(e)












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                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


      It is agreed that the Employment Agreement between CEL-SCI Corporation and Geert R. Kersten is extended to September 8, 2011. All other provisions of the Employment Agreement remain in full force and effect.


Dated:  September 8, 2006           CEL-SCI CORPORATION


                                     By /s/
                                       --------------------------------



                                       /s/ Geert R. Kersten
                                       --------------------------------
                                       Geert R. Kersten